SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: June 6, 2003

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


       Nevada                    0-26321                        98-0204105
(State or other jurisdiction   (Commission                    (IRS Employer
   of incorporation)            File Number)                 Identification No.)


  14 Inverness Drive East, Building H, Suite 236, Englewood, Colorado   80112
             (Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (303) 483-0044

    Item 7.       Financial Statements and Exhibits

         (a)      None

         (b)      None

         (c) Exhibits:

                  Regulation

                  S-K Number                         Document

                    99.1                   Press release dated June 6, 2003

    Item 9.       Regulation FD Disclosure

     Pursuant  to  General  Instruction  F.,  the  registrant   incorporates  by
     reference the information contained in the document filed as Exhibit 99.1 to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GASCO ENERGY, INC.


June 6, 2003                                   By:   /s/ W. King Grant
                                               ---------------------------
                                                     W. King Grant
                                                     Chief Financial Officer